UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2008, the Registrant received an executed amendment number 3 to its Medicaid Advantage Model Contract number C021236 between the New York State Department of Health and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), pursuant to which WellCare NY participates in the program for individuals who are dually eligible for both Medicaid and Medicare in Albany County.  The amendment, among other things, extends the current contract through December 31, 2009 and incorporates revised capitation payment rates for 2008.  The amendment is effective January 1, 2008.  A copy of the amendment is attached as exhibit 10.1 to this Current Report on Form 8-K.

On July 16, 2008, the Registrant received executed amendment number 9 to its Missouri HealthNet Managed Care – Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc. d/b/a Harmony Health Plan of Missouri, a wholly-owned subsidiary of the Registrant (“Harmony”), pursuant to which Harmony participates in the Missouri Medicaid managed care program.  The amendment reflects the suspension of contract language pertaining to the encounter acceptance rate requirement placed upon plans, for the period April 1, 2008 through June 30, 2008.  The amendment became effective April 1, 2008.  A copy of the amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the U.S. Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on any of these contracts when each is taken individually.

Item 9.01                      Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment number 3 to Medicaid Advantage Model Contract No. C021236, between the New York State Department of Health and WellCare of New York, Inc.
10.2
Amendment number 9 to Missouri HealthNet Managed Care – Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc. d/b/a Harmony Health Plan of Missouri.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment number 3 to Medicaid Advantage Model Contract No. C021236, between the New York State Department of Health and WellCare of New York, Inc.
10.2
Amendment number 9 to Missouri HealthNet Managed Care – Eastern Region contract between the State of Missouri Office of Administration Division of Purchasing and Materials Management and Harmony Health Plan of Illinois, Inc. d/b/a Harmony Health Plan of Missouri.